UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

PEN INC.

(Exact name of registrant as specified in its charter)

Delaware	47-1598792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

701 Brickell Avenue, Suite 1550, Miami, FL 33131

(Address of principal executive offices) (Zip Code)

(844) 273-6462

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2017, we agreed with John B. Hollister, III, our Chief Financial Officer, to terminate the contract for services with DHJH Holdings LLC effective February 10, 2017. We also accepted his resignation as our chief Financial Officer effective February 10, 2107.

Effective on February 10, 2017, Jacque Soptick will become our Chief Accounting Officer. Ms. Soptick has been with our subsidiary Applied Nanotech, Inc. since 2001 and has been its Controller since 2002. From April 15, 2014 until the end August that year, she served as the Chief Accounting Officer of our predecessor, Applied Nanotech Holdings, Inc. She is 50 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEN Inc.

Date: January 13, 2017	By:	/s/ Jeanne M Rickert
Secretary